INCOME TAXES (Details) - CAD ($)	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
INCOME TAXES
Loss for the year	$ (43,450)	$ (32,583)
Total income tax expense	0	0
Loss excluding income tax	(43,450)	(32,583)
Income tax expense (recovery) using the Company's tax rate	(12,000)	(9,000)
Non-deductible expenses and other	154,000	142,000
Change in deferred tax rates	0	0
Temporary difference booked to reserve	(13,000)	(23,000)
Deferred income tax assets not recognized	$ (129,000)	$ (110,000)